NOTE: Certain portions of this document have been omitted based on a request for confidential treatment. The non-public information has been filed with the Securities and Exchange Commission. Omitted portions are designated with asterisks ("*").



                                 Amendment No. 3


         This Amendment No. 3 dated December 17, 1998, is between the University of Florida Research Foundation, Inc., a not-for-profit corporation duly organized and existing under the laws of the State of Florida and having its principal office at 223 Grinter hall, Gainesville, Florida 32611-2037 ("UFRFI"), and Ixion Biotechnology, Inc., a corporation duly organized under the laws of Delaware, and having its principal office at 13709 Progress Boulevard, Box 13, Alachua, Florida 32615 ("Ixion").

WITNESSETH

         WHEREAS, UFRFI and Ixion entered into a License Agreement dated January 11, 1995 relating to UF Case No. 1203 "Oxalate Diagnostic Kit and Formyl-CoA Transferase Gene from Oxalobacter Formigenes," UF Case No. 0973 "Reducing Oxalate Poisoning in Vertebrates Using Genetically Engineered Organisms Expressing Cloned Oxalate Degrading Enzymes," and the parent patent application "Materials and Methods for Detection of Oxalate," USSN 08/262,424, filed June 20, 1994, and

         WHEREAS, UFRFI and Ixion amended Section 3.2(b) of such License Agreement on December 20, 1995, to substitute the development of a working model of a molecular probe to detect Oxalobacter Formigenes, rather than a working model of a urine oxalate development kit, as part of Ixion's diligence obligation (such License Agreement as amended being herein referred to as the "License Agreement"); and

         WHEREAS,  UFRFI and Ixion amended  Appendix A, Appendix B, Section 1.6,
Section 4.1 (c), and Section 4.1 (d) in an Amendment No. 2, dated October 9, 1996; and

         WHEREAS, through a mutual error, Section 4.1 (c) in Amendment No. 2 incorrectly identified a Running Royalty in the amount of ******************** of the Licensed Products or Licensed Processes; and

         WHEREAS, UFRFI and Ixion desire to amend the License Agreement to correct such error and to the benefit of both parties;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein the parties agree to Amendment No. 3 as follows:

1. Section 4.1 (c) is amended by deleting ***** and substituting ****** such that Section 4.1 (c) reads as follows:

(1) A Running Royalty in an amount equal to ***** of the Net Sales of the Licensed Products or Licensed Processes used, leased, or sold by or for Ixion; and (1)

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals and duly executed this Agreement as of the day and year first set forth above.


University of Florida Research                Ixion Biotechnology, Inc.
 Foundation, Inc.

By: _____________________________            By:
                                               --------------------------
         Ronald M. Kudla, Ph.D., MBA                 Weaver
                                                     H. Gaines
         Director, Office of                       Chairman and
         Technology Licensing                         Chief
                                                  Executive Officer



Reviewed by UFRFI's attorney (not a signatory to this Agreement):

By:
         Gregory A. Nelson, ESQ